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                                                               EXHIBIT 2.09


                           FIRST AMENDMENT TO
                      LOAN AND SECURITY AGREEMENT


                  THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is dated as of August 1, 1996 among LASALLE NATIONAL BANK (the "Lender") and ATLANTIC BEVERAGE COMPANY, INC. ("ABC"), CARLTON
FOODS CORP. ("Carlton"), and PREFCO CORP. (formerly known as ABEV
Acquisition Corp.) ("Prefco," together with Carlton and ABC collectively referred to herein as the "Borrowers").

                               RECITALS:

                  A. Pursuant to and in accordance with the terms of that certain Loan and Security Agreement, dated as of March 15, 1996, among the Lender and the Borrowers (the "Original Loan Agreement"), the Lender agreed to make a term loan and revolving loans to the Borrowers. All initially capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to such terms in the Original Loan Agreement. The Original Loan Agreement as the same is amended and modified by the terms and conditions of this Amendment is referred to herein as the "Loan Agreement."

                  B. The Borrowers have requested that the Lender make additional term loans and increase the amount of the Revolving Credit Commitment. The Lender has agreed to make such additional term loans and to increase the Revolving Credit Commitment on the terms and conditions herein set forth.

                              AGREEMENTS:

                  NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

                                                  1. DEFINITIONS.

                  Section 1.1 of the Loan Agreement is amended as follows:

                  (A) The following definitions are hereby added to Section 1.1 in alphabetical order:

                           "AFFILIATE PARTY" shall mean any wholly owned
subsidiary of ABC (including, without limitation, Richards and Grogan's) which becomes a party to this Agreement and the other Loan Documents after the Closing Date in accordance with and pursuant to the terms of
Section 8.3 hereof.

                           "AFFILIATE PARTY ACQUISITION" shall mean any
acquisition (including, without limitation, the Grogan's Merger and the Richards Acquisition) by an Affiliate Party of the business of another party as a going concern (whether consummated by a purchase of the business assets of such other party, a merger, a stock purchase or otherwise) if (a) such acquisition is approved by the Lender, and (b) the Borrowers and the applicable Affiliate


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Party otherwise comply with the conditions and requirements set forth in
Section 8.3 hereof with respect to such acquisition.

                           "AFFILIATE PARTY ACQUISITION DOCUMENTS" shall mean
all of the agreements, instruments, and documents evidencing or executed in connection with any Affiliate Party Acquisition, all of which must be in form and substance satisfactory to the Lender.

                           "AFFILIATE PARTY BORROWING BASE" shall mean, with
respect to any Affiliate Party, at any time of determination, an amount equal to the sum of (i) eighty percent (80%) of the actual amount (after deduction of such Eligibility Reserves as the Lender deems proper and necessary) of Eligible Receivables of such Affiliate Party, plus (ii) fifty percent (50%) in the case of branded food products and sixty percent (60%) in the case of unbranded food products, of the value
(after the deduction of such Eligibility Reserves as the Lender deems proper and necessary) of Eligible Inventory of such Affiliate Party
(which Eligible Inventory shall be valued at the lower of cost, determined on first-in first-out basis, or market value) but not to exceed $2,500,000 less the amount of Eligible Inventory of all Borrowers other than such Affiliate Party included in the Total Borrowing Base at such time; provided; however; that as a condition to the Lender's approval of any Affiliate Party Acquisition, Lender shall have discretion to modify the foregoing.

                           "AMENDMENT FEE" shall have the meaning ascribed to
it in Section 2.11.

                           "CONSULTING AGREEMENT" shall mean that certain
Consulting Agreement, dated as of March 15, 1996, by and between Sterling Advisors L.P., ABC and Elfman Venture Partners, Inc., as in effect on March 15, 1996.

                           "GROGAN'S" shall mean Grogan's Merger Corp., a
Delaware corporation and a wholly owned subsidiary of ABC. Upon confirmation of the Grogan's Merger, Grogan's Merger Corp. will change its name to Grogan's Farm, Inc.

                           "GROGAN'S INITIAL PAYMENT AMOUNT" shall mean an
amount equal to (a) $170,769.23, divided by (b) the number of whole calendar months between the Grogan Initial Payment Date and March 1,
1997.

                           "GROGAN'S INITIAL PAYMENT DATE" shall have the
meaning ascribed to it in Section 2.1(b).

                           "GROGAN'S MERGER" shall mean (a) the merger of
Grogan's Sausage, Inc. and Grogan's Farm, Inc. into Grogan's Merger Corp., and (b) the acquisition by Grogan's Merger Corp. of the Grogan's Property from Bobby and Betty Grogan, if (i) such merger and acquisition are approved by the Lender, and (ii) the Borrowers and Grogan's otherwise comply with the conditions and requirements set forth in
Section 8.3 hereof with respect to such merger and acquisition.

                           "GROGAN'S MERGER NOTE" means the promissory note in
the original principal amount of $500,000 executed by Grogan's and payable to and for the benefit of Bobby and Betty Grogan, residents of the Commonwealth of Kentucky, in connection with the Grogan's Merger, incurred on terms and conditions approved by the Lender and which is

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subordinated, in a manner approved by the Lender, as to right and time of payment of principal and interest thereon to any and all of the Obligations.

                           "GROGAN'S MORTGAGE" means a mortgage or other
document required by the Commonwealth of Kentucky creating a first-priority security interest in favor of the Lender with respect to the Grogan's Property, which shall be in form and substance satisfactory to Lender and otherwise comply in all respects with any requirements or regulations imposed by the Commonwealth of Kentucky, as the same has been or may be amended, modified, extended, and renewed from time to time.

                           "GROGAN'S PROPERTY" means that certain real property
located at U.S. Highway 51, Route 2, Arlington, Kentucky 42021.

                           "GROGAN'S SUBORDINATION" shall mean a subordination
agreement between Bobby and Betty Grogan, residents of the Commonwealth of Kentucky, as "Junior Creditor," and the Lender, in form and substance satisfactory to the Lender.

                           "GROGAN'S TERM LOAN" shall have the meaning ascribed
to it in Section 2.1(a)(iii).

                           "GROGAN'S TERM NOTE" shall have the meaning ascribed
to it in Section 2.1(b).

                           "INITIAL TERM LOAN" shall have the meaning ascribed
to it in Section 2.1(a)(i).

                           "INITIAL TERM NOTE" shall have the meaning ascribed
to it in Section 2.1(b).

                           "MORTGAGES" shall mean the Richards Mortgage, the
Grogan's Mortgage, and any other Real Property Security Document given to the Lender from time to time to secure the payment and performance of the Obligations, as the same have been or may be amended, modified, extended, and renewed from time to time.

                           "ORIGINAL TRANSACTION" shall mean, collectively, the
merger of Carlton Foods, Inc. with and into Carlton pursuant to the terms of that certain Agreement and Plan of Merger dated as of January
25, 1996 among ABC, Carlton and Carlton Foods, Inc. and the acquisition by Acquisition Corp. of all of the common stock of Prefco, Inc. pursuant to that certain Stock Purchase Agreement dated as of January 23, 1996 among ABC, Acquisition Corp., Allen Pauly and Franklin Roth.

                           "ORIGINAL TRANSACTION DOCUMENTS" shall mean all of
the agreements, instruments, and documents evidencing or executed in connection with the Original Transaction.

                           "RICHARDS" shall mean Richards Cajun Foods Corp., a
Delaware corporation and a wholly owned subsidiary of ABC.

                           "RICHARDS ACQUISITION" shall mean the acquisition by
Richards of certain of the assets of J.L. Richard, a resident of the State of Louisiana, in his individual capacity and doing business as "Richards Cajun Country Processors" if (a) such acquisition is approved by the Lender, and (b) the Borrowers and Richards otherwise comply with the conditions and requirements set forth in Section 8.3 hereof with respect to such acquisition.

                           "RICHARDS ACQUISITION NOTE" means the promissory
note in the original principal amount of $850,000 executed by Richards and ABC and payable to and for the benefit of J.L. Richard, a resident of the State of Louisiana, in connection with the Richards Acquisition, incurred on terms and conditions approved by the Lender and which is subordinated, in a manner approved by the Lender, as to right and time of payment of principal and interest thereon to any and all of the Obligations.

                           "RICHARDS INITIAL PAYMENT AMOUNT" shall mean an
amount equal to (a) $129,230.77, divided by (b) the number of whole calendar months between the Richards Initial Payment Date and March 1, 1997.

                           "RICHARDS INITIAL PAYMENT DATE" shall have the
meaning ascribed to it in Section 2.1(b).

                           "RICHARDS MORTGAGE" means a mortgage or other
document required by the State of Louisiana creating a first-priority security interest in favor of the Lender with respect to the Richards Property, which shall be in form and substance satisfactory to Lender and otherwise comply in all respects with any requirements or regulations imposed by the State of Louisiana, as the same has been or may be amended, modified, extended, and renewed from time to time.

                           "RICHARDS TERM LOAN" shall have the meaning ascribed
to it in Section 2.1(a)(ii).

                           "RICHARDS TERM NOTE" shall have the meaning ascribed
to it in Section 2.1(b).

                           "RICHARDS PROPERTY" means that certain real property
commonly known as 1325 East Ebey Street, Church Point, Louisiana.

                           "RICHARDS SUBORDINATION" shall mean a subordination
agreement between J.L. Richard, a resident of the State of Louisiana, in his individual capacity and doing business as "Richards Cajun Country Processors," as "Junior Creditor," and the Lender, in form and substance satisfactory to the Lender.

                  (B) The definition of the term "ABC Borrowing Base" is hereby amended by deleting the language "Prefco and Carlton" contained on the last line thereof and substituting the language "Prefco, Carlton and all Affiliate Parties" therefor.

                  (C) The definition of the term "Acquisition" is hereby deleted in its entirety and the following is substituted therefor:

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                                    "ACQUISITION" shall mean, collectively, the
                           Original Transaction and any and
                           all Affiliate Party Acquisitions.

                  (D) The definition of the term "Acquisition Documents" is hereby deleted in its entirety and the following is substituted therefor:

                                    "ACQUISITION DOCUMENTS" shall mean,
                           collectively, the Original Transaction Documents and any and all Affiliate Party Acquisition Documents.

                  (E) Exhibit A attached to the Original Loan Agreement is hereby deleted in its entirety and Exhibit A attached hereto and made a part hereof is hereby substituted therefor. As a result, the reference to Exhibit A contained in the definition of the term "Borrowing Base Certificate" and any other provision of the Loan Agreement shall be deemed to refer to Exhibit A attached hereto.

                  (F) The definition of the term "Business Day" is hereby amended by deleting the language "and Illinois" contained on the second line thereof and substituting the language ", Illinois, and any State which is the principal place of business for any Affiliate Party" therefor.

                  (G) The definition of the term "Carlton Borrowing Base" is hereby amended by deleting the language "Prefco and ABC" contained on the penultimate line thereof and substituting the language "Prefco, ABC and all Affiliate Parties" therefor.

                  (H) The definition of the term "Closing Date" is hereby amended by adding the word "Initial" prior to the word "Term" contained on the second line thereof.

                  (I) The definition of the term "Eligible Receivables" is hereby amended by deleting the language "Prefco or Carlton" contained on the second line of subparagraph (i) thereof and substituting the language "Prefco, Carlton, or any Affiliate Party" therefor.

                  (J) The definition of the term "Funding Date" is hereby deleted in its entirety and the following is substituted therefor:

                                    "FUNDING DATE" means the date any advance of
                           a Term Loan or any Revolving Loan is to be made hereunder.

                  (K) The definition of the term "Loan" is hereby deleted in its entirety and the following is substituted therefor:

                                    "LOAN" shall mean any advance of a Term
Loan or a Revolving Loan.

                  (L) The definition of the term "Loan Documents" is hereby amended by adding the language ", as the same has been or may be amended, modified, extended, and renewed from time to time" to the end thereof.

                                  -5-
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                  (M) The definition of the term "Notes" is hereby amended by adding the language ", as the same has been or may be amended, modified, extended, and renewed from time to time" to the end thereof.

                  (N) The definition of the term "Pledge Agreement" is hereby amended by adding the language ", as the same has been or may be amended, modified, extended, and renewed from time to time" to the end thereof.

                  (O) The definition of the term "Prefco Borrowing Base" is hereby amended by deleting the language "Carlton and ABC" contained on the penultimate line thereof and substituting the language "Carlton, ABC and all Affiliate Parties" therefor.

                  (P) The definition of the term "Restricted Junior Payment" is hereby amended by deleting clause (iii) thereof in its entirety and substituting the language, "(iii) any prepayment of principal of any Subordinated Indebtedness," therefor.

                  (Q) The definition of the term "Revolving Credit Commitment" is hereby deleted in its entirety and the following is substituted therefor:

                                    "REVOLVING CREDIT COMMITMENT" shall mean
                           $6,500,000, as such amount may be (i) reduced from time to time pursuant to Section 2.3(b) or Section
                           9.2 of this Agreement, and (ii) increased by up to a maximum of $1,000,000.00 as follows:

                                    (a) the Revolving Credit Commitment shall be
                           increased by $500,000.00 upon consummation of the Richards Acquisition if the Grogan's Merger has not theretofore been consummated; provided, however, if the Richards Acquisition is consummated subsequent to the consummation of the Grogan's Merger, the Revolving Credit Commitment shall only be increased by $250,000.00 upon consummation of the Richards Acquisition; and

                                    (b) the Revolving Credit Commitment shall be
                           increased by $750,000.00 upon consummation of the Grogan's Merger if the Richards Acquisition has not theretofore been consummated; provided, however, if the Grogan's Merger is consummated subsequent to the consummation of the Richards Acquisition, the Revolving Credit Commitment shall only be increased by $500,000.00 upon consummation of the Grogan's Merger.

                                    Notwithstanding the foregoing, if the
                           Grogan's Merger does not occur by August 30, 1996, the Lender shall have discretion to modify the amount of the increase in the Revolving Credit Commitment described in clause (b) above.

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                  (R) The definition of the term "Term Loan" is hereby deleted in its entirety and the following is substituted therefor:

                                    "TERM LOAN" shall collectively mean the
                           Initial Term Loan, the Richards Term Loan and the Grogan's Term Loan.

                  (S) The definition of the term "Term Note" is hereby deleted in its entirety and the following is substituted therefor:

                                    "TERM NOTE" shall collectively mean the
                           Initial Term Note, the Richards Term Note and the Grogan's Term Note.

                  (T) The definition of the term "Total Borrowing Base" is hereby amended by adding the following language to the end thereof "plus (iv) the Affiliate Party Borrowing Base of each Affiliate Party."

                  (U) The definition of the term "Trademark Security Agreement" is hereby amended by adding the language ", as the same has been or may be amended, modified, extended, and renewed from time to time" to the end thereof.

                  (V) The definition of the term "UCC" is hereby amended by deleting the language "or Illinois" contained on the second line thereof and substituting the language ", Illinois, or any State which is the principal place of business for any Affiliate Party" therefor.

                 2. AMOUNT AND FUNDING OF TERM LOAN AND
                      REVOLVING CREDIT COMMITMENT.

                  (A) The amount of the Term Loan is hereby increased to $7,725,000. As a result of and in connection with the foregoing, Section 2.1 of the Loan Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

                           2.1      THE TERM LOAN.

                                    (A)     AMOUNT OF TERM LOAN.  Subject to
the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrowers herein set forth, the Lender hereby agrees to make to the Borrowers a term loan (the "Term
Loan") in an amount equal to $7,725,000, which shall be funded as follows:

                                            (i)      the Lender shall make
$4,500,000 of the proceeds of the Term Loan (the "Initial Term Loan") available to the Borrowers on the Closing Date upon satisfaction of the applicable conditions set forth in Sections 8.1 and 8.2 hereof, by transferring same day funds equal to such amount to an account designated in writing by the Borrowers;

                                            (ii)     the Lender shall make
$1,400,000 of the proceeds of the Term Loan (the "Richards Term Loan") available to Richards upon satisfaction of the applicable conditions set forth in Sections 8.2 and 2.1(c) hereof, by transferring same day funds equal to such amount to an account designated in writing by Richards;
and


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                                            (iii)    the Lender shall make
$1,825,000 of the proceeds of the Term Loan (the "Grogan's Term Loan") available to Grogan's upon satisfaction of the applicable conditions set forth in Sections 8.2 and 2.1(c) hereof, by transferring same day funds equal to such amount to an account designated in writing by Grogan's.

                                            Each advance of the Term Loan shall
initially be made as a Base Rate Loan.

                                    (B)     TERM NOTE.  The Borrowers shall
execute and deliver to Lender (i) a promissory note, substantially in the form of Exhibit D attached hereto and made a part hereof (as the same has been or may be amended, modified, extended, and renewed from time to time, the "Initial Term Note"), to evidence the Initial Term
Loan, (ii) a promissory note, substantially in the form of Exhibit J attached hereto and made a part hereof (as the same has been or may be amended, modified, extended, and renewed from time to time, the "Richards Term Note"), to evidence the Richards Term Loan, and (iii) a promissory note, substantially in the form of Exhibit K attached hereto and made a part hereof (as the same has been or may be amended, modified, extended, and renewed from time to time, the "Grogan's Term Note"), to evidence the Grogan's Term Loan. The principal amount of the Initial Term Note shall be payable in sixty (60) consecutive monthly installments payable on the last Business Day of each successive calendar month commencing on March 31, 1996 with installments payable through and including February 28, 1997 in the amount of $66,666.67, thereafter installments payable through and including February 28, 1998 in the amount of $70,833.34, thereafter installments payable through and including February 28, 1999 in the amount of $75,000, thereafter installments payable through and including February 29, 2000 in the amount of $83,333.34, thereafter installments through and including February 1, 2001 in an amount of $79,166.67 with a final installment of any and all principal remaining on March 15, 2001. The principal amount of the Richards Term Note shall be payable in consecutive monthly installments payable on the last Business Day of each successive calendar month commencing on the last Business Day of the calendar month in which the Richards Term Loan is advanced (the "Richards Initial
Payment Date") in accordance with the following schedule:


  PERIOD                                      MONTHLY PAYMENT

 Richards Initial Payment Date through       Richards Initial Payment Amount
 February 28, 1997

 March 1, 1997 through February 28, 1998                $23,333.33
 March 1, 1998 through February 28, 1999                $25,128.21
 March 1, 1999 through February 28, 2000                $26,923.08
 March 1, 2000 through February 28, 2001                $30,512.83

with a final installment of any and all principal remaining on March 15, 2001. The principal amount of the Grogan's Term Note shall be payable in consecutive monthly installments payable on the last Business Day of each successive calendar month commencing on the last Business Day of the calendar month in which the Grogan's Term Loan is advanced (the "Grogan's Initial Payment Date") in accordance with the following schedule:

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PERIOD                                      MONTHLY PAYMENT

Grogan's Initial Payment Date through      Grogan's Initial Payment Amount
February 28, 1997

March 1, 1997 through February 28, 1998           $30,833.33
March 1, 1998 through February 28, 1999           $33,205.13
March 1, 1999 through February 28, 2000           $35,576.92
March 1, 2000 through February 28, 2001           $40,320.51

with a final installment of any and all principal remaining on March 15, 2001, or such other schedule as shall be mutually satisfactory to the Lender and the Borrowers.

                           (C)      CONDITIONS TO FUNDING OF RICHARDS TERM LOAN
AND GROGAN'S TERM LOAN; RESTRICTIONS ON USE. Notwithstanding any provision in this Agreement to the contrary:

                                    (i)     the Lender shall not be required to
fund any portion of the Richards Term Loan until such time as (A) the Richards Acquisition is approved by the Lender, (B) the Borrowers and Richards otherwise comply with the conditions and requirements set forth in Section 8.3 hereof with respect to the Richards Acquisition, (C) ABC shall have contributed at least $820,000.00 to the common stock equity of Richards, Richards has applied the entire amount of such proceeds to the consummation of the Richards Acquisition, and the Borrowers shall have provided evidence satisfactory to the Lender of the same, and (D) the Borrowers shall have paid the applicable portion of the Amendment
Fee due in accordance with the terms of Section 2.11 hereof;

                                    (ii)    the Lender shall not be required to
fund any portion of the Grogan's Term Loan until such time as (A) the Grogan's Merger is approved by the Lender, (B) the Borrowers and Grogan's otherwise comply with the conditions and requirements set forth in Section 8.3 hereof with respect to the Grogan's Merger, and (C) the Borrowers shall have paid the applicable portion of the Amendment Fee due in accordance with the terms of Section 2.11 hereof;

                                    (iii)   the proceeds of the Richards Term
Loan may only be used by Richards to pay amounts due and owing by Richards (including, without limitation, fees, costs and expenses) in connection with the Richards Acquisition; and

                                    (iv)    the proceeds of the Grogan's Term
Loan may only be used by Grogan's to pay amounts due and owing by Grogan's (including, without limitation, fees, costs and expenses) in connection with the Grogan's Merger.

                                    Any request by any Borrower for the Lender
to fund either the Richards Term Loan or the Grogan's Term Loan shall be deemed a representation, warranty and covenant by the Borrowers that the proceeds of such requested advance shall solely be used for the purposes permitted by the terms of this subparagraph (c).

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

                           (D)      OUTSIDE FUNDING DATE FOR RICHARDS TERM LOAN
AND GROGAN'S TERM LOAN. Notwithstanding any provision in this Agreement or any of the other Loan Documents to the contrary, the Borrowers shall have no right to receive, and the Lender shall have no obligation to advance, any portion of the Richards Term Loan or the Grogan's Term Loan unless all conditions precedent to the applicable Loan are fulfilled and a request made for the funding thereof no later than August 30, 1996.

                  (B) Exhibit J and Exhibit K attached hereto and made a part hereof are hereby added to the Loan Agreement as Exhibit J and Exhibit K, respectively. As a result, the reference to Exhibits J or K contained in Section
2.1 or any other provision of the Loan Agreement shall be deemed to refer to Exhibits J or K, as the case may be, attached hereto.

                  (C) Section 2.2(b)(i) is hereby amended by adding the word "Initial" prior to the word "Term" contained on the penultimate line thereof.

                  (D)      Section 2.2(c) is hereby amended as follows:

                           (i)      the language ", as the same has been or may
be amended, modified, extended, and renewed from time to time" is hereby added after the phrase "promissory note" contained on the second line thereof;

                           (ii)     the reference to "$6,500,000" contained on
the fifth line thereof is hereby deleted and "$7,500,000" is substituted therefor; and

                           (iii)    the word "Initial" is hereby added prior to
the word "Term" on the sixth line thereof.

                  (E) Section 2.3(a) is hereby amended by adding the following language to the end thereof:

                           If no Event of Default exists at the time of any prepayment of the Term Loan made by the Borrowers pursuant to this Section 2.3(a), then such prepayment shall be applied against each of the Term Notes on a PRO RATA basis. If any Event of Default exists at the time of any prepayment of the Term Loan made by the Borrowers pursuant to this Section 2.3(a), then the Lender shall apply such prepayment against the Term Notes in whatever manner as the Lender, in its sole discretion, shall elect.

                  (F) Section 2.3(b) is hereby amended by adding the following language to the end thereof:

                           Notwithstanding any provision in this Agreement to the contrary, (i) if no Event of Default exists at the time any Designated Prepayment is to be made, then such prepayment shall be applied against each installment of the Term Notes in the inverse order of maturity on a PRO RATA basis in proportion to the amount that the outstanding principal amount of each such Term Note bears to the total outstanding principal amount of all the Term Notes; and (ii) if any Event of Default exists at


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                           the time any Designated Prepayment is to be made,
                           then the Lender shall apply such Designated
                           Prepayment against the Term Notes in whatever manner as the Lender, in its sole discretion, shall elect.

                  (G) Section 2.3(d) is hereby amended by deleting the language "`Carlton Borrowing Base' and `Prefco Borrowing Base'" contained on the sixth and seventh line thereof and substituting the language "`Carlton Borrowing Base,' `Prefco Borrowing Base' and each `Affiliate Party Borrowing Base'" therefor.

                  (H) Section 2.5(b) is hereby deleted in its entirety and the following is substituted therefor:

                                    (b) If the Borrowers shall repay the
                           Obligations in full and terminate the Revolving Credit Commitment prior to March 14, 2000, the Borrowers shall pay to the Lender an early termination fee in an amount equal to (i) 1% of the aggregate amount prepaid and terminated if such prepayment and termination occurs before March 14, 1998 and (ii) 0.5% of the aggregate amount prepaid and terminated if such prepayment and termination occurs on March 14, 1998 or any time thereafter until March 14, 2000. No amounts will be due under this subsection (b) if the Borrowers shall repay the Obligations after March 14, 2000.

                  (I)      Section 2.7(e) is hereby amended as follows:

                           (i)      the language "(which shall be applied
against the interest due on each Term Note on a PRO RATA basis)" is added after the words "Term Loan" contained on the 18th and 19th lines thereof; and

                           (ii)     the language "(which shall be applied
against each Term Note on a PRO RATA basis)" is added after the words "Term Loan" contained on the twenty-fourth line thereof.

                  (J) Section 2.11 is hereby amended by adding the following language to the end thereof:

                           In addition to the Closing Fee, the Borrowers agree to pay to the Lender an "Amendment Fee" as follows:

                                    (a) if (i) the Richards Term Loan is
                           advanced in accordance with the terms hereof, the Borrowers shall pay to the Lender a fee equal to $14,000.00, such portion of the Amendment Fee being due and payable prior to or concurrently with the funding of the Richards Term Loan; or (ii) the Richards Term Loan is not advanced in accordance with the terms hereof for any reason (other than a failure by the Lender to comply with the terms hereof), the Borrowers shall pay to the Lender a fee equal to $3,500.00, such portion of the Amendment Fee being due and payable on September 5, 1996;

                                    (b) if (i) the Grogan's Term Loan is
                           advanced in accordance with the terms hereof, the Borrowers shall pay to the Lender a fee equal to $18,250.00, such portion of the Amendment Fee being due and payable prior to or concurrently with the funding of the Grogan's Term Loan; or (ii) the Grogan's Term Loan is not advanced in accordance with the terms hereof for any reason (other than a failure by the Lender to comply with the terms hereof), the Borrowers shall pay to the Lender a fee equal to $4,625.50, such portion of the Amendment Fee being due and payable on September 5, 1996; and

                                    (c) if (i) the Revolving Credit Commitment
                           is increased in accordance with definition of the term "Revolving Credit Commitment" as a result of the Grogan's Merger or the Richards Acquisition, the Borrowers shall pay to the Lender a fee equal to 1.0% of each such increase, such portion of the Amendment Fee being due and payable prior to or concurrent with any such increase; or (ii) the Revolving Credit Commitment is not so increased by the entire $1,000,000.00 maximum increase available under the definition of "Revolving Credit Commitment," for any reason (other than a failure by the Lender to comply with the terms hereof), the Borrowers shall pay to the Lender a fee equal to 0.25% of the difference between (A) $1,000,000.00 and (B) the amount of any increase that has occurred in accordance with the definition of the term "Revolving Credit Commitment", such portion of the Amendment Fee being due and payable on September 5, 1996.

                           Any failure by the Borrowers to timely pay any portion of the Amendment Fee when the same is due in accordance with the terms hereof shall constitute an Event of Default. Notwithstanding any provision in this Section 2.11 to the contrary, if either the Richards Acquisition or the Grogan's Merger is consummated after September 5, 1996, the Borrowers shall receive a credit in an amount equal to any Amendment Fee the Borrowers have previously paid to the Lender pursuant to clause (ii) of paragraphs (a),
                           (b) and/or (c), as the case may be, against any fee subsequently required to be paid to Lender in connection with the applicable transaction. The Lender acknowledges and agrees that the Borrowers may pay any portion of the Amendment Fee from the proceeds of a Revolving or any Term Loan.

                                3. MODIFICATION OF REPRESENTATIONS AND
WARRANTIES.

                  The representations and warranties made in Article VI of the Loan Agreement are hereby modified as follows:

                  (A) Section 6.2 is hereby amended by adding the language "recording of the Richards Mortgage (if the Richards Term Loan has been made), recording of the Grogan's Mortgage (if the Grogan's Term Loan has been made), recording of any other Mortgages," after the word "upon" contained on the third line thereof.

                  (B) Section 6.6(b) is hereby amended by deleting the word "Acquisition" contained on the penultimate line thereof and substituting the term "Original Transaction" therefor.

                                4. AMENDMENTS TO COVENANTS.

                  The covenants of the Borrowers set forth in Article VII of the Original Loan Agreement are amended as follows:

                  (A) Section 7.13 is hereby amended by deleting the language "existing on the Closing Date and reflected in the PRO FORMA" contained on the penultimate and last line thereof and substituting "shown on Schedule 7.13 attached hereto and made a part hereof" therefor.

                  (B) Schedule 7.13 attached hereto and made a part hereof is hereby added to the Loan Agreement as Schedule 7.13. As a result, the reference to Schedule 7.13 contained in Section 7.13 or any other provision of the Loan Agreement shall be deemed to refer to Schedule 7.13 attached hereto.

                  (C) Clause (b) of Section 7.15 is hereby amended by deleting the semi-colon at the end of such clause and adding the following: "or would result from the making of such payment;"

                  (D) Section 7.20 is hereby amended by deleting the language "acquire the assets of Star Foods Processing, Inc. on terms and conditions satisfactory to the Lender" contained on the second and third line thereof and by substituting the language "in connection with any Affiliate Party Acquisition" therefor.

                  (E) Section 7.21 is hereby amended by deleting the language "the acquisition of the assets of Star Foods Processing, Inc. on terms and conditions satisfactory to the Lender" and substituting the language, "and any Affiliate Party Acquisition" therefor.

                  (F) Schedule 7.23 attached to the Original Loan Agreement is hereby deleted in its entirety and Schedule 7.23 attached hereto and made a part hereof is hereby substituted therefor. As a result, the reference to Schedule
7.23 contained in Section 7.23 or any other provision of the Loan Agreement shall be deemed to refer to Schedule 7.23 attached hereto.

                  (G) The following is hereby added to the end of Article VII as a new Section 7.31:

                                    7.31 Accounting and MIS System. Each of the
                           Borrowers shall be required to put in place (and thereafter maintain in place) an integrated MIS and accounting system so that the Borrowers' MIS and accounting services are of a type and quality used by other businesses comparable in size to the Borrowers. The Borrowers hereby represent and warrant to the Lender that, as of August 1, 1996, ABC and Carlton has such MIS and accounting system in place. With respect to Prefco and each Affiliate Party, such system shall be required to be in place no later than (a) November 1, 1996 with respect to Prefco, and (b) one hundred twenty
                           (120) days after the consummation of the applicable Affiliate Party Acquisition with respect to each Affiliate Party. Lender shall be entitled to have such consultants or experts that the Lender deems necessary or appropriate verify the Borrowers' compliance with the foregoing terms of this Section 7.31 and the Borrowers hereby agree to permit such consultants and experts access to the Borrowers offices for purposes of such verification.

                                   5. CONDITIONS TO BECOMING AN AFFILIATE PARTY.

                  Article VIII is amended as follows:

                  (A) The following is hereby added to the end of Article VIII as a new Section 8.3:

                                    8.3 Conditions for Becoming an Affiliate
                           Party. Notwithstanding any provision in this Agreement or any of the other Loan Documents to the contrary, a Person shall only constitute an "Affiliate Party" if the following conditions have been satisfied:

                                            (a) Such Person shall have executed
                           a joinder to this Agreement and the other Loan Documents which shall be in the form of Exhibit L attached hereto and made a part hereof.

                                            (b) Such Person shall have executed
                           an endorsement to each of the Notes which shall be in the form of Exhibit M attached hereto and made a part hereof.

                                            (c) All proceedings taken in
                           connection with the execution of the applicable Affiliate Party Acquisition Documents and all documents and papers relating thereto shall be satisfactory to the Lender. The Lender shall have received copies of such documents and papers as the Lender may reasonably request in connection therewith, all in form and substance satisfactory to the Lender.

                                            (d) The acquisition by such Person
                           shall have been approved by the Lender and consummated in compliance with the applicable Affiliate Party Acquisition Documents and all applicable state and federal laws

                                            (e) The Borrowers shall provide to
                           the Lender updated and corrected Schedules in form and substance satisfactory to the Lender which shall be substituted for the Schedules attached to this Agreement.

                                            (f) The Lender shall have received
                           all items on the list attached hereto and made a part hereof as Exhibit N, such items to be in form and substance satisfactory to the Lender, and to be executed by all parties thereto when the nature of such items so requires.

                                            (g) The Borrowers shall have
                           executed such other documents or instruments required by the Lender and complied with any other conditions or requirements imposed by the Lender in connection with the applicable transaction.

                                            (h) The Lender shall have received a
                           Certificate and Agreement in the form of Exhibit O attached hereto and made a part hereof.

                                            (i) The Lender shall have received a
                           certificate signed by the chairman, vice chairman, or chief executive officer and the chief financial officer or treasurer of each Borrower (i) reaffirming and remaking each of the representations and warranties made in Article VI of this Agreement, which representations and warranties shall be deemed to be remade as of the date thereof, subject only to the fact that the same shall be deemed to be modified by substitute Schedules provided by the Borrowers in accordance with the terms of subsection (e) hereof, and (ii) certifying that the conditions specified in this Section 8.3 have been fulfilled.

                           Notwithstanding any provision in this Agreement or any of the other Loan Documents to the contrary, the Lender shall have sole and absolute discretion to determine whether to approve the addition of an Affiliate Party or any Affiliate Party Acquisition and, consequently, may require the satisfaction of additional conditions or modify any of the foregoing conditions as the Lender shall deem necessary or appropriate, all in the sole and absolute discretion of the Lender.

                  (B) Exhibit L, Exhibit M, Exhibit N and Exhibit O attached hereto and made a part hereof are hereby added to the Loan Agreement as Exhibit L, Exhibit M, Exhibit N and Exhibit O, respectively. As a result, the reference to Exhibits L, M, N or O contained in Section 8.3 or any other provision of the Loan Agreement shall be deemed to refer to Exhibits L, M, N or O, as the case may be, attached hereto.

                                        6. AMENDMENT TO EVENTS OF DEFAULT.

                  Section 9.1(e) of the Original Loan Agreement is hereby amended by deleting the language "and the Seller Note" and substituting the language "the Seller Note, the Richards Acquisition Note and the Grogan's Merger Note" therefor.

                                        7. EFFECTIVENESS OF THIS AMENDMENT.

                  The Lender and the Borrowers agree that the terms of this Amendment shall not be effective (and the Lender shall have no obligations under this Amendment) unless and until all of the following conditions have either been fulfilled in a manner satisfactory to the Lender or waived in writing by the Lender:

                  (A) The Lender shall have received all items on the List of Closing Documents attached hereto and made a part hereof as Exhibit P, such items to be in form and substance satisfactory to the Lender, and to be executed by all parties thereto when the nature of such items so requires.

                  (B) The Borrowers shall have paid to the Lender the balance of the Closing Fee equal to $35,000. The balance of the Closing Fee shall be fully earned and non-refundable on the date hereof, regardless of whether the Richards Term Loan or the Grogan's Term Loan is ever funded.

                  (C) The Borrowers shall have paid to the Lender all costs and expenses incurred as of the date hereof in connection with this Agreement and the other documents and instruments executed in connection herewith or contemplated by the terms hereof (collectively, the "Amendment Documents") or otherwise in connection with the Loan which the Borrowers are obligated to pay pursuant to the terms of Section 12.7 of the Loan Agreement.

                  (D) All proceedings taken in connection with the execution of this Amendment, all other Amendment Documents, and all documents and papers relating thereto shall be satisfactory to the Lender. The Lender shall have received copies of such documents and papers as the Lender may reasonably request in connection therewith, all in form and substance satisfactory to the Lender.

                  (E) The Lender shall have received a certificate dated as of the date hereof and signed by the chairman, vice chairman or chief executive officer and the chief financial officer or treasurer of each Borrower certifying that the conditions specified in this Section 7 have been fulfilled.

                                        8. REPRESENTATIONS AND WARRANTIES.

                  To induce the Lender to amend the Loan Agreement and to consider making future Loans thereunder, Borrower represents and warrants to the Lender that:

                  (A) There are no Defaults or Events of Default with respect to any Borrower under the Loan Agreement or any of the other Loan Documents.

                  (B) Except as otherwise expressly set forth herein or in the other Amendment Documents, none of the Loan Documents have been heretofore amended, modified, changed, supplemented, renewed, replaced, or terminated and none of the Borrowers' obligations under any of the Loan Documents has been changed, terminated, forgiven or modified in any way.

                  (C) The PRO FORMA balance sheet provided by the Borrowers in accordance with the requirements of Exhibit P presents fairly and accurately in all material respects the Borrowers' financial condition as at such date as if the transactions contemplated by the Richards Acquisition have occurred on such date, the Richards Term Loan had been funded as of such date, and the Revolving Credit Commitment has been increased in accordance with the terms hereof as of such date.

                  (D) On the date hereof, the representations and warranties set forth in the Loan Agreement (as modified by this Amendment) and in all other Loan Documents are true and correct with the same effect as though such representations and warranties had been made on the date hereof (except to the extent that the same are specifically made as of an earlier date).

                                          9. INDEMNITY.

                  The Borrowers agree to reimburse the Lender for any costs and expenses (including, without limitation, reasonable attorneys' and paralegals' fees and expenses) incurred by the Lender in defending any suit brought against it by any Borrower or any other Person in connection with the transactions contemplated by this Amendment and the other Amendment Documents. All of the foregoing fees, costs and expenses shall be part of the Obligations, payable upon demand, and secured by the Collateral.

                                        10. MISCELLANEOUS.

                  (A) This Amendment may be executed in any number of counterparts, and by the Lender and each of the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

                  (B) The captions contained in this Amendment are for convenience only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

                  (C) All obligations of the Borrowers under this Amendment shall be joint and several obligations of the Borrowers. Each Borrower shall be liable for the full amount of the Obligations with the rights of contribution and reimbursement against the other Borrowers under Section 12.13 of the Loan Agreement.

                  (D) Any reference in the Loan Agreement to the term "Agreement," "Note," "Loan Documents," or any other term used to describe any one or more of the Loan Documents shall be deemed to refer to the applicable documents as the same are modified by the terms of this Amendment and the other Amendment Documents. Any provision in any of the Loan Documents which have been rendered inconsistent with any other provision of Loan Documents as a result of the amendments and modifications effectuated by this Amendment shall be deemed amended and modified so as to be consistent with the terms and conditions of this Amendment.

                  (E) Except to the extent that the Loan Agreement is expressly amended and modified by the terms of this Amendment, the Loan Agreement is and shall remain unmodified and in full force and effect.

                  IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                ATLANTIC BEVERAGE COMPANY, INC.


                                By:
                                    Name:
                                    Title:


                                 PREFCO CORP.


                                 By:
                                     Name:
                                     Title:


                                CARLTON FOODS CORP.


                                 By:
                                     Name:
                                     Title:


                               LASALLE NATIONAL BANK


                                 By:
                                     Name:
                                     Title:

                               EXHIBIT A



                       BORROWING BASE CERTIFICATE

                               EXHIBIT J


                       FORM OF RICHARDS TERM NOTE


US $1,400,000                                           Dated:  August 1, 1996



                  FOR VALUE RECEIVED, the undersigned, ATLANTIC BEVERAGE COMPANY, INC., a Delaware corporation, CARLTON FOODS CORP., a Delaware corporation and PREFCO CORP. (formerly known as ABEV Acquisition Corp.), a Delaware corporation (collectively referred to herein as the "Borrowers"), jointly and severally hereby promise to pay to the order of LaSalle National Bank (the "Lender") the principal amount of One Million Four Hundred Thousand and 00/100 Dollars ($1,400,000). Capitalized terms used herein have the meanings specified for such terms in the Loan Agreement (as defined below).

                  The principal amount of this Richards Term Note ("Term Note") shall be payable in consecutive monthly installments payable on the last Business Day of each successive calendar month commencing on the last Business Day of the calendar month in which the Richards Term Loan is advanced (the "Richards Initial Payment Date") in accordance with the following schedule:


PERIOD                                         MONTHLY PAYMENT

Richards Initial Payment Date                 Richards Initial Payment Amount
through February 28, 1997

March 1, 1997 through February 28, 1998           $23,333.33
March 1, 1998 through February 28, 1999           $25,128.21
March 1, 1999 through February 28, 2000           $26,923.08
March 1, 2000 through February 28, 2001           $30,512.83

with a final installment of any and all principal remaining on March 15, 2001. As used herein, the term "Richards Initial Payment Amount" shall mean an amount equal to (a) $129,230.77, divided by (b) the number of whole calendar months between the Richards Initial Payment Date and March 1, 1997.

                  The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of this Term Note from the Funding Date with respect hereto until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to LaSalle National Bank, at 120 South LaSalle Street, Chicago, Illinois 60603, in same day funds. All payments made on account of principal hereof shall be recorded by the

Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Term Note.

                  This Term Note is one of the Term Notes referred to in, and is entitled to the benefits of, the Loan and Security Agreement dated as of March 15, 1996 (as amended by the First Amendment to Loan and Security Agreement, bearing the date herewith, and all further amendments, modifications, changes, supplements, renewals or replacements, the "Loan Agreement") by and between the Borrowers and the Lender. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  IN WITNESS WHEREOF, the undersigned have executed this Term Note.

                                             ATLANTIC BEVERAGE COMPANY, INC.


                                            By:
                                                 Merrick M. Elfman
                                                 Vice Chairman


                                             CARLTON FOODS CORP.


                                             By:
                                                 Merrick M. Elfman
                                                 Chairman


                                             PREFCO CORP.


                                             By:
                                                  Merrick M. Elfman
                                                  Chairman




[ADD SIGNATURE BLOCK FOR EACH ADDITIONAL AFFILIATE PARTY]

                               EXHIBIT K


                       FORM OF GROGAN'S TERM NOTE


US $1,850,000                                                          Dated:



                  FOR VALUE RECEIVED, the undersigned, ATLANTIC BEVERAGE COMPANY, INC., a Delaware corporation, CARLTON FOODS CORP., a Delaware corporation and PREFCO CORP. (formerly known as ABEV Acquisition Corp.), a Delaware corporation (collectively referred to herein as the "Borrowers"), jointly and severally hereby promise to pay to the order of LaSalle National Bank (the "Lender") the principal amount of One Million Eight Hundred Fifty Thousand and 00/100 Dollars ($1,850,000). Capitalized terms used herein have the meanings specified for such terms in the Loan Agreement (as defined below).

                  The principal amount of this Grogan's Term Note ("Term Note") shall be payable in consecutive monthly installments payable on the last Business Day of each successive calendar month commencing on the last Business Day of the calendar month in which the Grogan's Term Loan is advanced (the "Grogan's Initial Payment Date") in accordance with the following schedule:


PERIOD                                      MONTHLY PAYMENT

Grogan's Initial Payment Date through      Grogan's Initial Payment Amount
February 28, 1997


March 1, 1997 through February 28, 1998                    $30,833.33
March 1, 1998 through February 28, 1999                    $33,205.13
March 1, 1999 through February 28, 2000                    $35,576.92
March 1, 2000 through February 28, 2001                    $40,320.51

with a final installment of any and all principal remaining on March 15, 2001. As used herein the term "Grogan's Initial Payment Amount" shall mean an amount equal to (a) $170,769.23, divided by (b) the number of whole calendar months between the Grogan Initial Payment Date and March 1, 1997.

                  The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of this Term Note from the Funding Date with respect hereto until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to LaSalle National Bank, at 120 South LaSalle Street, Chicago, Illinois 60603, in same day funds. All payments made on account of principal hereof shall be recorded by the

Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Term Note.

                  This Term Note is one of the Term Notes referred to in, and is entitled to the benefits of, the Loan and Security Agreement dated as of March 15, 1996 (as amended by the First Amendment to Loan and Security Agreement, bearing the date herewith, and all further amendments, modifications, changes, supplements, renewals or replacements, the "Loan Agreement") by and between the Borrowers and the Lender. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  IN WITNESS WHEREOF, the undersigned have executed this Term Note.

                                            ATLANTIC BEVERAGE COMPANY, INC.


                                            By:
                                                 Merrick M. Elfman
                                                 Vice Chairman


                                            CARLTON FOODS CORP.


                                            By:
                                                 Merrick M. Elfman
                                                 Chairman


                                            PREFCO CORP.


                                            By:
                                                 Merrick M. Elfman
                                                 Chairman




[ADD SIGNATURE BLOCK FOR EACH ADDITIONAL AFFILIATE PARTY]

                               EXHIBIT L


                   FORM OF JOINDER BY AFFILIATE PARTY


                  The undersigned hereby joins in that certain Loan and Security Agreement, dated as of March 15, 1996, among LaSalle National Bank and Atlantic Beverage Company, Inc., Prefco Corp. (formerly known as ABEV Acquisition Corp.) and Carlton Foods Corp. (as the same has been or may be amended, modified, extended, and renewed from time to time, the "Loan Agreement") for purposes of becoming a party thereto as one of the "Borrowers" therein (including, without limitation, for purposes of granting a security interest in the Property of the undersigned in accordance with the terms of Section 4.1 of the Loan Agreement) and agrees to abide by and comply with the terms and conditions of the Loan Agreement. All initially capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to such terms in the Loan Agreement.

                  The obligations of the undersigned under the Loan Agreement shall be the joint and several with the obligations of all of the Borrowers, regardless of whether such obligations arose or accrued heretofore or shall arise or accrue hereafter. The undersigned acknowledges and agrees that each Borrower shall be liable for the full amount of the Obligations with the rights of contribution and reimbursement against the other Borrowers under Section
12.13 of the Loan Agreement.

                  Any and all references in the Loan Agreement or any other Loan Documents to the "Borrowers," whether jointly or severally, shall be deemed to refer to ABC, Prefco, Carlton, [ADD REFERENCE TO ANY OTHER BORROWERS ADDED PREVIOUSLY] and/or the undersigned, as the case may be.

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder as of this _____ day of ----------------------------, -----.


                             -------------------------------------,
                             a Delaware corporation


                             By:
                                 Name:
                                 Title:

                               EXHIBIT M


                          FORM OF ENDORSEMENT


                  FOR VALUE RECEIVED, the undersigned Endorser,
_______________________________, a Delaware corporation, hereby unconditionally promises to pay to Lender, or Lender's order, in lawful money of the United States of America, all amounts due when the same become due and payable under this [DESCRIBE NOTE].

                  The undersigned Endorser may prepay its obligations, in whole or in part, under this Endorsement at any time, subject to Section 2.5 of the Loan Agreement. Any such partial prepayment shall be applied to the installments due under the [DESCRIBE NOTE] in the order set forth in the Loan Agreement.

                  This Endorsement is subject to the provisions of the Loan Agreement and any of the other Loan Documents applicable to the Endorser, the terms of which are incorporated by reference, as fully as if set forth herein.

                  IN WITNESS WHEREOF, the undersigned Endorser has duly executed this Endorsement as of the _____ day of __________________________, _____.


                            -------------------------------------,
                             a Delaware corporation


                                   By:
                                      Name:
                                     Title:

                               EXHIBIT N


         LIST OF CLOSING ITEMS FOR AFFILIATE PARTY ACQUISITION


                           A. LOAN DOCUMENTS

1.       [ADDITIONAL PROMISSORY NOTE]

2.       Endorsement to each Note executed by [AFFILIATE PARTY]

3.       Joinder to Loan Agreement executed by [AFFILIATE PARTY]

4. A Notice of Borrowing and Disbursement Directions with respect to any additional Term Loan or Revolving Loan to be made on the date of the related Affiliate Party Acquisition executed by ABC. [IF APPLICABLE]

5.       Applications for and copies of the following Letters of Credit
         [IF APPLICABLE]:

         [AFFILIATE PARTY CREDITORS]

                B. OTHER SECURITY AND GUARANTY DOCUMENTS

1. Vehicle titles covering all owned vehicles of [AFFILIATE PARTY] with appropriate documentation duly executed in order to have the Lender's lien notated thereon.

2. Stock certificates relating to the issued and outstanding shares of [AFFILIATE PARTY], and stock powers relating to those certificates, undated and duly endorsed in blank.

                  C. REAL ESTATE COLLATERAL DOCUMENTS

1.       Mortgages for all real property owned by [AFFILIATE PARTY].

2.       ALTA Surveys of properties in item 8 above certified to the Lender.

3.       Title insurance policies for properties in item 8 above.

4.       Copies of any structural or engineering reports for properties in item
         8 above.

5.       Landlord waivers for all properties leased by [AFFILIATE PARTY].

                         D. CORPORATE DOCUMENTS

1. Certificate or Articles of Incorporation for each Affiliate Party and the applicable seller under the terms of the related Affiliate
         Party Acquisition ("Seller"), as amended, modified or supplemented to the date such Affiliate Party Acquisition is consummated (the "Consummation Date"), certified to be true, correct and complete by the Secretary of State of such entity's state of incorporation as of a recent date prior to the Consummation Date, together with a good standing certificate from the

         Secretary of State of such entity's state of incorporation and a good standing certificate from the Secretaries of State (or the equivalent thereof) of each other State in which each is qualified to transact business, each to be dated a recent date prior to the Consummation Date.

2. A certificate of the Secretary or Assistant Secretary of each Borrower dated the Consummation Date certifying (a) the names and true signatures of the incumbent officers of such Borrower authorized to sign the Loan Documents, (b) the bylaws of each Borrower as in effect on the date of such certification, (c) that attached thereto is a true and complete copy of the resolutions of such Borrower's Board of Directors approving and authorizing the execution, delivery and performance of the Loan Documents (and the Affiliate Party Acquisition Documents with respect to [AFFILIATE PARTY] and any other Borrower that is a party thereto) executed by such Borrower, (d) in the case of any Affiliate Party being acquired by merger that attached thereto is a true and complete copy of the resolutions of such Borrower's Board of Directors approving and authorizing any merger which accomplishes the related Affiliate Party
         Acquisition and (e) that there have been no changes in the Certificate of Incorporation of such Borrower since the date of the most recent certification thereof by the Secretary of State of such Borrower's state of incorporation.

3. A certificate of the Secretary or Assistant Secretary of Seller dated the Consummation Date certifying (a) the By-laws of such entity as in effect on the date of such certification, and (b) that there have been no changes in the Certificate or Articles of Incorporation of such entity since the date of the most recent certification thereof by the Secretary of State of such entity's state of incorporation together with the resolutions of such entity's Board of Directors approving and authorizing the execution, delivery and performance of the Affiliate Party Acquisition Documents executed by such entity and approving and authorizing the [AFFILIATE PARTY] merger if one is involved in the transaction.

4. If [AFFILIATE PARTY] is acquired through merger, a copy of the Certificate of Merger filed with the Secretary of State of [AFFILIATE PARTY]'s state of incorporation, evidencing the merger in the form filed with the Secretary of State of [AFFILIATE PARTY]'s state of incorporation.

5. If [AFFILIATE PARTY] is acquired through merger, a copy of the Certificate of Merger filed with the Secretary of State of Seller's state of incorporation, evidencing the merger in the form filed with the Secretary of State of Seller's state of incorporation.

6. A Certificate of the Secretary or Assistant Secretary of Seller or a letter from Seller if the Seller is an individual or group of individuals dated the Consummation Date, certifying that (a) the applicable Affiliate Party Acquisition Documents (including, without limitation, the [AFFILIATE PARTY] Acquisition Note) are in full force and effect and no material term or condition thereof has been amended, from the form thereof delivered to the Lender, or waived, except as disclosed to the Lender or its counsel prior to the Consummation Date, (b) it and, to the best of its knowledge, the other parties thereto have performed or complied in all material respects with all agreements and conditions contained in the applicable Affiliate Party Acquisition

         Documents and any agreements or documents referred to therein required to be performed or complied with by each of them on or before the requested funding on the Consummation Date, and (c) subject to the foregoing, neither it nor, to the best of its knowledge, such other parties are in default in the performance or compliance with any of the material terms or provisions thereof (except to the extent that performance thereof or compliance therewith or default has been waived with the prior written consent of the Lender).

7. A Financial Condition Certificate dated the Consummation Date, signed by the chief executive officer of each Borrower certifying, among other things, that such Borrower is Solvent on the Consummation Date after giving effect to any new funding under the Loan Agreement, any issuance of any [AFFILIATE PARTY] Acquisition Note and any capital contribution noted in item 25 below as any of the foregoing are required by the Affiliate Party Acquisition Documents and consummating the [AFFILIATE PARTY] Acquisition.

                     E. SUBORDINATED DEBT DOCUMENTS

1.       Subordination Agreement covering the [AFFILIATE PARTY] Acquisition
         Note.

                              F. OPINIONS

1. Opinion of Thomas D. Wippman, counsel to Borrowers addressed to the Lender.

2. If real property is owned by Affiliate Party, an opinion of local counsel [IN THE CASE OF RICHARDS, JIM WATSON RE: LOUISIANA
         LAW].

                       G. ENVIRONMENTAL DOCUMENTS

1. [ENVIRONMENTAL DOCUMENTS; IN THE CASE OF RICHARDS, TO INCLUDE EVIDENCE SATISFACTORY TO LENDER THAT REMEDIATION HAS BEEN COMPLETED AT
         RICHARDS SITE.]

                            H. MISCELLANEOUS

1. Lender Loss Payable Endorsement(s) relating to casualty insurance policies covering the Collateral obtained in the related Affiliate Party Acquisition or other satisfactory evidence that such endorsements are effective (with copies of certificates of insurance attached).

2. If an equity contribution is being made, evidence satisfactory to the Lender that the shareholders of ABC have contributed at least $[EQUITY CONTRIBUTION] to Borrowers' common stock equity and the Borrowers have applied the entire amount of such proceeds to the consummation of the [AFFILIATE PARTY] Acquisition.

3. Certified copies of the PRO FORMA balance sheets of Borrowers as of the Consummation Date, after giving effect to the Affiliate Party Acquisition, together with current projected balance sheets and forecasts of income, earnings and cash flow through 2000; which will be attached to financial condition certificates.

4. Payoff Letters, [TOGETHER WITH ALL RELEASE AND TERMINATION DOCUMENTATION CONTEMPLATED THEREIN] from each Person who has or had a security interest in any of the property being acquired in the applicable Affiliate Party Acquisition.

5. A Certificate executed and delivered by the president or chief operating officer and by the chief financial officer or treasurer of each Borrower, certifying that, after giving effect to new funding under the Loan Agreement, any issuance of any [AFFILIATE PARTY] Acquisition Note and any capital contribution referred to in item 25 above as any of the foregoing are required by the Affiliate Party Acquisition Documents and the consummation of any [AFFILIATE PARTY] Acquisition, no Event of Default or Default exists or would occur as a result therefrom.

6. Lock Box and Blocked Account Agreement with the [AFFILIATE PARTY'S] local bank.

7.       [BAILEE LETTER, IF APPLICABLE]

8. A copy of all Employment Agreements for chief executives of [AFFILIATE PARTY].

           I. UCC LIEN, TAX AND JUDGMENT SEARCHES AND FILINGS

1. UCC lien, tax lien and judgment searches in the following offices, where applicable against [AFFILIATE PARTY] and appropriate
         Seller:

                  a. County Clerk [COUNTIES IN WHICH [AFFILIATE PARTY] AND SELLER CONDUCT BUSINESS] [ONLY SEARCH ON COUNTY LEVEL IF FILING AT COUNTY LEVEL IS REQUIRED BY THE LAWS OF THE APPROPRIATE STATE]

                  b. Secretary of State [STATES IN WHICH [AFFILIATE PARTY] AND SELLER CONDUCT BUSINESS]

                  c. [OTHER OFFICES AS REQUIRED BY STATE LAWS OF THE STATES IN WHICH [AFFILIATE PARTY] AND SELLER CONDUCT BUSINESS]

2. UCC-1 Financing Statements filed against [AFFILIATE PARTY] in the following offices, together with acknowledgement copies or other evidence of filing:

                  a. County Clerk [COUNTIES IN WHICH [AFFILIATE PARTY] WILL CONDUCT BUSINESS] [ONLY FILE ON COUNTY
                           LEVEL IF REQUIRED BY THE LAWS OF THE
                           APPROPRIATE STATES]

                  b.       Secretary of State
                           [STATES IN WHICH [AFFILIATE PARTY] WILL
                           CONDUCT BUSINESS]

                  c. [OTHER OFFICES AS REQUIRED BY STATE LAWS OF THE STATE IN WHICH [AFFILIATE PARTY] WILL CONDUCT BUSINESS]

3. UCC-1 Financing Statements filed against [AFFILIATE PARTY] and Seller for the following vehicle license numbers at the appropriate department of motor vehicles in the state of such entity's place of business if so required by such state's applicable laws:

         [LICENSE NUMBERS]

4. Post-Closing UCC Lien Searches against [AFFILIATE PARTY] and Seller in the jurisdictions listed in item 32 and 33 above.

                        J. ACQUISITION DOCUMENTS

1. Amendment to Tax Sharing Agreement to take account of Affiliate Party Acquisition.

                        K. FURTHER MISCELLANEOUS

1.       [POST-CLOSING UNDERTAKING LETTER.]

                               EXHIBIT O


                   FORM OF CERTIFICATE AND AGREEMENT


                  In connection with that certain Loan and Security Agreement, dated as of March 15, 1996, among LaSalle National Bank ("Lender") and Atlantic Beverage Company, Inc., Prefco Corp. (formerly known as ABEV Acquisition Corp.) and Carlton Foods Corp. (as the same has been or may be amended, modified, extended, and renewed from time to time, the "Loan Agreement") and in order to induce Lender to (i) permit [NAME OF NEW AFFILIATE PARTY] ("New Affiliate Party") to become an "Affiliate Party" (as such term is defined in the Loan Agreement), and (ii) consent to [DESCRIBE APPLICABLE AFFILIATE PARTY ACQUISITION] (the "New Affiliate Party Acquisition"), the undersigned hereby represents, warrants, covenants and agrees as follows (all initially capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement):

                  1. New Affiliate Party has delivered to the Lender unaudited balance sheets and the related statements of income and operations, shareholders equity and cash flow for the fiscal year ended ____________________ and interim statements prepared to date for the fiscal year to end ____________________ for [name of acquired operations] (the "Financial Statements"). All of the Financial Statements have been prepared in accordance with GAAP and present accurately and fairly in all material respects the financial position of [name of acquired operations] as at the dates thereof and its results of operations for the periods then ended. Since ________________, there has been no event or circumstance which is likely to have a material adverse affect on the financial condition or operations of the businesses of such entities. The Financial Statements present fairly and accurately in all material respects the financial condition of [name of acquired operations] as at such dates. The pro forma balance sheet provided by the Borrowers in accordance with the requirements of Exhibit N to the Loan Agreement presents fairly and accurately in all material respects the Borrowers' financial condition as at such date as if the New Affiliate Party Acquisition has occurred on such date.

                  2. As of the date hereof, no shareholder of ABC owns more than five percent (5%) of the issued and outstanding shares of stock in ABC except as set forth on Schedule 2 attached hereto and incorporated herein by this reference. Each of Carlton's, Prefco's and all Affiliate Parties' authorized capital stock and the number of shares validly issued and outstanding are set forth on Schedule 2 attached hereto and such issued shares are all fully paid and non-assessable, and all of the outstanding stock of Carlton, Prefco and each Affiliate Party are owned beneficially and of record by ABC.

                  3. Each Borrower and New Affiliate Party is Solvent prior to and after giving effect to the transactions contemplated by the New Affiliate Party Acquisition.

                  4. After giving effect to the transactions contemplated by the New Affiliate Party Acquisition, New Affiliate Party has no Debt, except (a) the Obligations, (b) Debt described on Annex 1 attached hereto, and (c) trade payables and other contractual obligations arising in the ordinary course of business.

                  5. There are no Defaults or Events of Default with respect to any Borrower under the Loan Agreement or any of the other
Loan Documents.

                  6. On the date hereof, the representations and warranties set forth in the Loan Agreement and in all other Loan Documents are true and correct with the same effect as though such representations and warranties had been made on the date hereof (except to the extent that the same are specifically made as of an earlier date), subject only to the fact that the same shall be deemed to be modified by substitute Schedules provided by the Borrowers in accordance with the terms of Section 8.3 of the Loan Agreement and in form and substance satisfactory to the Lender.

                  7. The Borrowers agree to reimburse the Lender for any costs and expenses (including, without limitation, reasonable attorneys' and paralegals' fees and expenses) incurred by the Lender in defending any suit brought against it by any Borrower or any other Person in connection with the New Affiliate Party Acquisition or the documents executed by New Affiliate Party in connection therewith. All of the foregoing fees, costs and expenses shall be part of the Obligations, payable upon demand, and secured by the Collateral.

                  IN WITNESS WHEREOF, the undersigned have executed this Certificate and Agreement as of this _____ day of ________________________,
_____.

                                            ATLANTIC BEVERAGE COMPANY, INC.


                                            By:
                                                   Merrick M. Elfman
                                                   Vice Chairman


                                            CARLTON FOODS CORP.


                                            By:
                                                    Merrick M. Elfman
                                                    Chairman


                                            PREFCO CORP.


                                            By:
                                                     Merrick M. Elfman
                                                     Chairman




       [ADD SIGNATURE BLOCK FOR EACH ADDITIONAL AFFILIATE PARTY]

                               EXHIBIT P


                  LIST OF CLOSING ITEMS FOR AMENDMENT


                           A. LOAN DOCUMENTS

1.       First Amendment to Loan and Security Agreement.

2        Substitute Revolving Credit Note.

                B. OTHER SECURITY AND GUARANTY DOCUMENTS

1. Amendment to Stock Pledge Agreement, executed by ABC in favor of the Lender.

                              C. OPINIONS

1. Opinion of Thomas D. Wippman, counsel to Borrowers addressed to the Lender.

                            D. MISCELLANEOUS

1. A certificate of the Secretary or Assistant Secretary of each Borrower dated currently certifying (a) the names and true signatures of the incumbent officers of such Borrower authorized to sign the Loan Documents, (b) the bylaws of each Borrower as in effect on the date of such certification, (c) that attached thereto is a true and complete copy of the resolutions of such Borrower's
         Board of Directors approving and authorizing the execution, delivery and performance of the Loan Documents executed by such Borrower, and (d) that there have been no changes in the Certificate of Incorporation of such Borrower since the date of the most recent certification thereof by the Secretary of State of such Borrower's state of incorporation.

2. Blocked Account Agreement with Citizens Bank of Maryland and the related Custody Account Agreement.

3. A revised statement from the Borrowers setting forth the sources and uses of funds of the Borrowers after taking into account the Richards Acquisition and the Grogan's Merger.

4. Certified copies of the PRO FORMA balance sheets of Borrowers as of the date of this Amendment, after giving effect to the Richards Acquisition and the Grogan Merger, together with current projected balance sheets and forecasts of income, earnings and cash flow through 2000; which will be attached to financial condition certificates.

                             SCHEDULE 7.13

                             PERMITTED DEBT

                             SCHEDULE 7.23


                       EXISTING DEPOSIT ACCOUNTS